                                                              EXHIBIT 99.10

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-8


                         [Exhibit Begins on Next Page]

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK


              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8
              ---------------------------------------------------

     Monthly Period:                                      05/01/96  to
                                                          05/31/96
     Distribution Date:                                   06/17/96
     Transfer Date:                                       06/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A.  Information Regarding the Current Distribution.
         -----------------------------------------------

         1.   The total amount of the distribution to
              Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                             Class A (quarterly)                   $0.00000000
                             Class B (quarterly)                    0.00000000
                             Collateral Inv. Amt.                   5.60770841

         2.   The amount of the distribution
              set forth in paragraph 1 above in
              respect of interest on the Certificates, per
              $1,000 original certificate principal
              amount         Class A (quarterly)                   $0.00000000
                             Class B (quarterly)                   $0.00000000
                             Collateral Inv. Amt.                   5.60770841

MONTHLY CERTIFICATEHOLDERS' STATEMENT              Series 1994-8
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                             Class A (quarterly)                   $0.00000000
                             Class B (quarterly)                    0.00000000
                             Collateral Inv. Amt.                   0.00000000


B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------
         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                             Class A                             $53,527,552.08
                             Class B                               4,193,082.28
                             Collateral Inv. Amt.                  6,764,657.49
                                                              ------------------
                             Total                               $64,485,291.85
                                                              ==================

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         (a) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the Certificates

                             Class A                              $7,380,066.00
                             Class B                                 577,962.49
                             Collateral Inv. Amt.                    933,622.63
                                                              ------------------
                             Total                                $8,891,651.12
                                                              ==================

         (b)  Interest Funding Investment Proceeds (to Class A)       13,921.19
         (c)  Principal Funding Investment Proceeds (to Class A)           0.00
         (d)  Withdrawals from Reserve Account (to Class A)                0.00
                                                              ------------------
                Total Class A Available Funds                     $7,393,987.19
                                                              ==================

         (b)  Interest Funding Investment Proceeds (to Class B)        1,128.75
                                                              ------------------
                Total Class B F/C and Investment Proceeds         $  579,091.24
                                                              ==================

     3.  Principal Receivables/Investor Percentages
         ------------------------------------------

         (a)  The aggregate amount of Principal Receivables in
              the Trust as of the  last day of Monthly Period
                                                              $15,687,000,634.22

MONTHLY CERTIFICATEHOLDERS' STATEMENT               Series 1994-8
Page 3

         (b)  Invested Amount as of the last day of the preceding
              month (Adjusted Class A Invested Amount during
              Accumulation Period)
                             Class A                             $500,000,000.00
                             Class B                               39,157,000.00
                             Collateral Inv. Amt.                  63,253,000.00
                                                              ------------------
                             Total                               $602,410,000.00
                                                              ==================
         (c)  The Floating Allocation Percentage: The Invested
              Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
              Receivables as of the Record Date set forth in paragraph 3(a) above

                             Class A                                      3.187%
                             Class B                                      0.250%
                             Collateral Inv. Amt.                         0.403%
                                                              ------------------
                             Total                                        3.840%

         (d)  During the Amortization Period: The Invested
              Amount as of _______ (the last day of the Revolving
              Period)

                             Class A                                        N.A.
                             Class B                                        N.A.
                             Collateral Inv. Amt.                           N.A.
                                                              ------------------
                             Total                                          N.A.

         (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
              Receivables set forth in paragraph 3(a) above

                             Class A                                        N.A.
                             Class B                                        N.A.
                             Collateral Inv. Amt.                           N.A.
                                                              ------------------
                             Total                                          N.A.

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in the         Aggregate
         Accounts which were delinquent as of the end of the day      Account
         on the last day of the Monthly Period                        Balance
                                                              ------------------

         (a)  35 - 64 days                                       $245,668,918.87
         (b)  65 - 94 days                                        145,049,769.47
         (c)  95 - 124 days                                       119,397,715.86
         (d)  125 - 154 days                                       94,582,145.20
         (e)  155 - 184 days                                       76,340,060.98
         (f)  185 or more days                                     65,603,367.91
                                                              ------------------
                             Total                               $746,641,978.29
                                                              ==================

MONTHLY CERTIFICATEHOLDERS' STATEMENT              Series 1994-8
Page 4

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)  The aggregate amount of all defaulted Principal
              Receivables written off as uncollectible during
              the Collection Period allocable to the Invested
              Amount (the aggregate "Investor Default Amount")
                             Class A                               $2,125,422.89
                             Class B                                 $166,450.37
                             Collateral Inv. Amt.                    $268,878.75
                                                              ------------------
                             Total                                 $2,560,752.01
                                                              ==================

         (b)  The amount set forth in paragraph 5(a) above
              respect of the Monthly Investor Default Amount,
              per original $1,000 interest
                             Class A                                       $4.25
                             Class B                                        4.25
                             Collateral Inv. Amt.                           4.25
                                                              ------------------
                             Total                                         $4.25
                                                              ==================

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)  The aggregate amount of Class A Investor Charge-
              Offs and the reductions in Class B Invested
              Amount and the Collateral Invested Amount

                             Class A                                       $0.00
                             Class B                                        0.00
                             Collateral Inv. Amt.                           0.00
                                                              ------------------
                             Total                                         $0.00
                                                              ==================

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                             Class A                                       $0.00
                             Class B                                        0.00
                             Collateral Inv. Amt.                           0.00
                                                              ------------------
                             Total                                         $0.00
                                                              ==================

MONTHLY CERTIFICATEHOLDERS' STATEMENT              Series 1994-8
Page 5


         (c)  The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                             Class A                                       $0.00
                             Class B                                        0.00
                             Collateral Inv. Amt.                           0.00
                                                              ------------------
                             Total                                         $0.00
                                                              ==================


         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                             Class A                                       $0.00
                             Class B                                        0.00
                             Collateral Inv. Amt.                           0.00
                                                              ------------------
                             Total                                         $0.00
                                                              ==================
     7.  Investor Servicing Fee.
         -----------------------

         (a)  The amount of the Investor Monthly Servicing Fee
              payable by the Trust to the Servicer for the
              Monthly Period
                             Class A                                 $625,000.00
                             Class B                                 $ 48,946.25
                             Collateral Inv. Amt.                    $ 79,066.25
                                                              ------------------
                             Total                                   $753,012.50
                                                              ==================

         (b)  The amount set forth in paragraph 7(a) above, per
              $1,000 interest
                             Class A                                 $1.25000000
                             Class B                                  1.25000000
                             Collateral Inv. Amt.                     1.25000000
                                                              ------------------
                             Total                                   $1.25000000
                                                              ==================

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                             Class B                                      $ 0.00
                             Collateral Inv. Amt.                           0.00
                                                              ------------------
                             Total                                         $0.00
                                                              ==================

MONTHLY CERTIFICATEHOLDERS' STATEMENT              Series 1994-8
Page 6

     9.  Collateral Invested Amount
         --------------------------

         (a)  The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date
              after giving effect to withdrawals, deposits and
              payments to be made in respect of the preceding
              month                                               $63,253,000.00


         (b)  The Required Collateral Invested Amount as of the
              close of business on the related Distribution Date
              after giving effect to withdrawals, deposits and
              payments to be made in respect of the preceding
              month                                               $63,253,000.00


     10. The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of Investor Interest the amount of the Investor on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                             Class A                                  1.00000000
                             Class B                                  1.00000000
                                                               -----------------
                             Total (weighted avg.)                    1.00000000

     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period               12.64%

     12. The Base Rate
         -------------

         The Base Rate for the related Monthly Period                      7.76%



C.   Information Regarding the Interest Funding Account
     --------------------------------------------------

     Beginning Balance    (Class A)                                       $ 0.00
         Plus:  Interest for Related Monthly Period from
                Finance Charge Account                              2,630,833.33
         Plus:  Interest on Interest Funding Account
                Balance for Related Monthly Period                     13,921.19
         Less:  Withdrawals to Finance Charge Account                  13,921.19
         Less:  Withdrawals to Distribution Account                        $0.00
                                                              ------------------
     Ending Balance           (Class A)                            $2,630,833.33

MONTHLY CERTIFICATEHOLDERS' STATEMENT              Series 1994-8
Page 7

         Beginning Balance    (Class B)                                    $0.00

              Plus:  Interest for Related Monthly Period
                      from Finance Charge Account                     213,568.80
              Plus:  Interest on Interest Funding Account
                      Balance for Related Monthly                       1,128.10
                      Period
              Less:  Withdrawals to Finance Charge Account              1.128.10
              Less:  Withdrawals to Distribution Account                   $0.00
                                                              ------------------
              Ending Balance  (Class B)                              $213,568.80

     D.  Information Regarding the Principal Funding Account
         ---------------------------------------------------

         1.   Accumulation Period
              -------------------

              (a)  Accumulation Period commencement date                10/31/00

              (b)  Accumulation Period length                                  2

              (c)  Accumulation Period Factor                               5.72

              (d)  Required Accumulation Factor Number                        11

              (e)  Controlled Accumulation Amount                $260,000,000.00

              (f)  Minumum Payment Rate (last 12 months)                   9.54%

         2.   Principal Funding Account
              -------------------------

         Beginning Balance                                                 $0.00
              Plus:  Principal Collections for Related
                     Monthly Period from Principal Account                  0.00
              Plus:  Interest on Principal Funding Account
                     Balance for Related Monthly Period                     0.00
              Less:  Withdrawals to Finance Charge Account                  0.00
              Less:  Withdrawals to Distribution Account                    0.00
                                                              ------------------
         Ending Balance                                                    $0.00

         3.  Accumulation Shortfall
             ----------------------

                     The Controlled Deposit Amount for the
                     previous  Monthly Period                                N/A

              Less:  The amount deposited into the Principal
                     Funding Account for the previous Monthly
                     Period                                                  N/A
                                                              ------------------

                     Accumulation Shortfall for previous
                     Monthly Period                                          N/A
                                                              ------------------

                     Aggregate Accumulation Shortfalls                       N/A
                                                              ------------------

MONTHLY  CERTIFICATEHOLDERS'  STATEMENT            Series 1994-8
Page 8


     4.  Principal Funding Investment Shortfall
         --------------------------------------

                Covered Amount                                              N/A

         Less:  Principal Funding Investment Proceeds                       N/A
                                                              ------------------

                Principal Funding Investment Shortfall                      N/A


E.  Information Regarding the Reserve Account
    -----------------------------------------

    1.   Required Reserve Account Analysis

         (a)  Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other amount
              designated by Transferor)                                    0.00%

         (b)  Required Reserve Account Amount ($)                         $0.00

         (c) Required Reserve Account Balance after effect of $0.00 any transfers on the Related Transfer Date

         (d)  Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date

     2.  Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date              $0.00


     3.  The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related Monthly Period       4.94%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                     FIRST USA BANK
                                     as Servicer


                                     By:  /s/ Steven L. McDonald
                                        -----------------------------------
                                         Steven L. McDonald
                                         Senior Vice President